SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

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[ ]	Soliciting Material Under Rule 14a-12

Andrea Electronics Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, SEPTEMBER 22, 2010
__________________________________________________

On Wednesday, September 22, 2010, Andrea Electronics Corporation will hold its annual meeting of shareholders at Holiday Inn Ronkonkoma, 3845 Veterans Memorial Highway, Ronkonkoma, New York.  The meeting will begin at 3:00 p.m., local time.  At the meeting, shareholders will consider and act on the following:

1.	The election of five directors to hold office until the next annual meeting of shareholders;

2.	The ratification of the selection of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010;

3.	The shareholder proposal described in the attached proxy statement, if properly presented at the annual meeting; and

4.	Such other business as may properly come before the meeting.

Note:  As of the date of this notice, the Board of Directors is not aware of any other business to come before the meeting.

Only shareholders of record as of the close of business on August 6, 2010 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Douglas J. Andrea
Douglas J. Andrea
Chairman of the Board, President,
Chief Executive Officer and
Corporate Secretary

Bohemia, New York
August 20, 2010

IMPORTANT:  The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum.  A self-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

ANDREA ELECTRONICS CORPORATION
___________________________________

PROXY STATEMENT
___________________________________

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Andrea Electronics Corporation (“Andrea Electronics” or the “Company”) to be used at the 2010 annual meeting of shareholders of the Company.  The annual meeting will be held at the Holiday Inn Ronkonkoma, 3845 Veterans Memorial Highway, Ronkonkoma, New York on Wednesday, September 22, 2010 at 3:00 p.m., local time.  This proxy statement and the enclosed proxy card are being first mailed on or about August 20, 2010 to shareholders of record.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to be held on September 22, 2010

This proxy statement and the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at http://www.andreaelectronics.com/Corporate/annual_report.htm.

General Information about Voting

Ownership of Shares; Attending the Meeting

You may own shares of the Company in one or more of the following ways:

•	Directly in your name as the shareholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out the voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need photo identification and proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of the Company common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Who Can Vote at the Meeting

You are entitled to vote your Company common stock only if the records of the Company show that you held your shares as of the close of business on August 6, 2010.  As of the close of business on August 6, 2010, a total of 63,721,035 shares of Andrea Electronics common stock were outstanding.  Each share of common stock has one vote.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals.  At this year’s annual meeting, shareholders will elect five directors to serve for a term of one year.  In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm and the shareholder proposal described in this proxy statement, you may vote in favor of each proposal, vote against each proposal or abstain from voting.  The affirmative vote of a majority of the votes cast by shareholders is required to approve each of these proposals.

Effect of Not Casting Your Vote. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors or on the shareholder proposal. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors or on the shareholder proposal, your bank or broker was allowed to vote those shares on your behalf in the election of directors and on the shareholder proposal as they deemed appropriate.

Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or on the shareholder proposal, no votes will be cast on your behalf.  These are referred to as “broker non-votes.”  Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.  In counting votes on the proposals to ratify the selection of the independent registered public accounting firm and to consider the shareholder proposal described in this proxy statement, we will not count abstentions and broker non-votes as votes cast on the proposal.  Therefore, abstentions and broker non-votes will have no impact on the outcome of the proposal.

Voting by Proxy

The Board of Directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of the Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of the Company common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•	“FOR” each of the nominees for director;

•	“FOR” ratification of Marcum LLP as the Company’s independent registered public accountants; and

•	“AGAINST” the shareholder proposal described in this proxy statement.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies.  If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy.  The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Corporate Governance and Board Matters

Director Independence

The Company’s Board of Directors currently consists of five members, all of whom are independent under the listing requirements of the Nasdaq Global Market, except for Douglas J. Andrea, Chairman of the Board, President, Chief Executive Officer and Corporate Secretary of the Company.

Board Leadership Structure and the Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as a separate Chairman and Chief Executive Officer, is necessary to achieve effective oversight.  Our Chief Executive Officer is the director most familiar with the Company’s business and industry and is best suited to lead discussions on important matters affecting the business of the Company.  Combining the Chief Executive Officer and Chairman positions creates a firm link between the Company’s management and the Board and promotes the development and implementation of sound corporate strategy.  The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction.  All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders.  Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company.

To further strengthen the regular oversight of the full Board, the Audit, Compensation and Nomination and Governance Committees are each composed solely of independent directors.  The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ and the Audit Committee, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions.  In addition, our independent directors meet in executive session at least annually without the presence of management and Mr. Libin currently serves as lead director during those executive sessions.  In the opinion of the Board of Directors, an independent Chairman does not add any value to this already effective process.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including operational risk, strategic risk ad reputation risk.  Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Board meets regularly with management to discuss strategy and risks facing the Company.  Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Meetings of the Board of Directors

The Company conducts business through meetings and activities of its Board of Directors and their committees.  During the year ended December 31, 2009, the Board of Directors of the Company held 3 meetings.

Attendance at the Annual Meeting.

The Board of Directors encourages directors to attend the annual meeting of shareholders.  Four board members attended the 2009 annual meeting of shareholders.

Committees of the Board of Directors

The following table identifies our standing committees and their members.  All members of each committee are independent in accordance with the listing standards of the Nasdaq Global Market.  Each committee, other than the Compensation Committee, operates under a written charter that is available in the Corporate Governance section of the Company’s website (www.andreaelectronics.com).

Director	Audit Committee	Compensation Committee	Nomination and Governance Committee

Douglas J. Andrea
Gary A. Jones	X	X	X*
Louis Libin	X	X	X
Joseph J. Migliozzi	X*	X	X
Jonathan D. Spaet	X	X*	X

Number of Meetings in fiscal 2009	4	3	1
__________________________
*      Denotes Chairperson

Audit Committee

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee meets with management and Company financial personnel, as well as with the Company’s independent registered public accountants, to consider the adequacy of the internal controls of the Company and the objectivity of the Company’s financial reporting.  The Board of Directors has determined that Joseph J. Migliozzi is an audit committee financial expert under the rules of the Securities and Exchange Commission.  The report of the audit committee required by the rules of the Securities and Exchange Commission is included in this proxy statement.  See “Report of the Audit Committee.”

Compensation Committee

The Compensation Committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and benefit programs.  The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites.  In general, the Compensation Committee considers the Company’s financial performance when making decisions regarding such officers’ compensation.  The Compensation Committee also reviews the recommendations of the Chief Executive Officer in determining the compensation of other executive officers.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.  The Compensation committee has established the following non-employee director compensation plans: retainer; per meeting fees; and long-term incentive compensation.  The non-employee director compensation plans are designed to attract, retain and motivate talented directors while balancing the interests of the shareholders.

Nomination and Governance Committee

The Nomination and Governance Committee takes a leadership role in shaping Andrea Electronics’ governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Andrea Electronics and monitoring compliance with these policies and guidelines.  In addition, the Nomination and Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of shareholders. This committee also leads the Board in its annual review of the Board’s performance and recommends to the Board director candidates for each committee for appointment by the Board.  The procedures of the Nomination and Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are set forth below.

Minimum Qualifications. The Nomination and Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  First a candidate must meet any eligibility requirements set forth in the Company’s bylaws.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

Candidates deemed eligible for election to the Board of Directors are evaluated by the Nominating and Governance Committee using the following criteria for selecting nominees: business experience; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nomination and Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nomination and Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and the director’s independence.

Process for Identifying and Evaluating Nominees.  The process that the Nomination and Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification.  For purposes of identifying nominees for the Board of Directors, the Nomination and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors.  The Nomination and Governance Committee also will consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below.  The Nomination and Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation.  In evaluating potential nominees, the Nomination and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above.  In addition, the Nomination and Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendation by Shareholders.  It is the policy of the Nomination and Governance Committee of the Board of Directors of the Company to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nomination and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nomination and Governance Committee does not perceive a need to increase the size of the Board of Directors.  In order to avoid the unnecessary use of the Nomination and Governance Committee’s resources, the Nomination and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nomination and Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nomination and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nomination and Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Director Compensation for the 2009 Fiscal Year

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2009 fiscal year.

Director	Fees Earned or Paid in Cash	Stock Awards (1)	Stock Option Awards (2)	Total

Gary A Jones	$5,000	$2,500	$2,000	$9,500
Louis Libin	5,500	2,500	2,000	10,000
Joseph J. Migliozzi	5,500	2,500	5,000	13,000
Jonathan D. Spaet	5,500	2,500	2,000	10,000

____________________________________

(1)
Reflects the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718 for 90,908 shares of Common Stock with a fair market value of $0.11 of Common Stock with a fair market value of $0.04 of stock granted during the years ended December 31, 2009.

(2)
Reflects the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718 for: 18,182, 18,182, 45,455 and 18,182 options granted in 2009 for Messrs. Jones, Libin, Migliozzi and Spaet, respectively, based upon a fair value of each option of $0.11 using the Black-Scholes option pricing model.  The assumptions used in the valuation of the 2009 options were as follows:  dividend yield, 0%; expected volatility, 164%; risk-free rate, 2.91%; and expected life in years of 6 years.  At December 31, 2009, Messrs. Jones, Libin, Migliozzi and Spaet held 218,031, 198,182, 462,577 and 243,031 options to purchase shares of common stock.

Annual Retainer and Meeting Fees for Non-Employee Directors

The following tables set forth the applicable retainers and fees that will be paid to non-employee directors for their service on the Board of Directors of the Company during 2009.  Employee directors do not receive any retainers or fees for their services on the Boards of Directors.

Annual Retainer	$7,000 ($2,500 by check, $2,500 paid in the form of common stock (1) and $2,000 (paid in the form of stock options) (2)
Fee per Board Meeting (Regular or Special)	$500
Fee per Committee Meeting	$250
Fee for Annual Board Meeting	$500 if attending in person
Additional Annual Retainer for the Chairperson of the Audit Committee	$3,000 (paid in the form of stock options) (2)

____________________________________

(1)	This stock grant will be granted upon the nomination of each director at the Annual Meeting of Shareholders.

(2)
Stock option grants will be granted based on the directors past year of service, and will have an exercise price equal to the fair market value of the Company’s common stock on the date of grant, an eighteen-month vesting period and a term of 10 years.

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal control over financial reporting.  The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principals.  The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants.  The Audit Committee discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board concerning independence and has discussed with the independent registered public accountants the registered public accountants’ independence from the Company and its management.  In concluding that the registered public accountants are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the registered public accountants were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accountants, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accountants are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.  The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company’s independent registered public accountants for the fiscal year ended December 31, 2010.

The Audit Committee of the Board of Directors
of Andrea Electronics Corporation

Joseph J. Migliozzi (Chairman)
Gary A. Jones
Jonathan D. Spaet
Louis Libin

Stock Ownership

The following table sets forth certain information as of August 6, 2010, with respect to the common stock ownership of (i) each director or nominee for director of the Company, (ii) each executive officer named in the Summary Compensation Table and (iii) all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Number of Shares Owned (excluding options)		Number of Shares that May Be Acquired Within 60 days by Exercising Options	Percent of Common Stock Outstanding(1)

Douglas J. Andrea (2)	261,014	(3)	6,748,000	10.0%
Corisa L. Guiffre	2,750		1,434,600	2.2%
Gary A. Jones	409,472		206,949	1.0%
Louis Libin	352,149		187,100	*
Joseph J. Migliozzi	496,261		442,386	1.5%
Jonathan D. Spaet	109,261		231,949	*
Current directors and executive officers as group (6 persons)	1,630,907		9,250,984	14.9%

____________________________________
*Less than 1%

(1)
Percentages with respect to each person or group of persons have been calculated on the basis of 63,721,035 shares of Company common stock, plus the number of shares of Company common stock which such person or group of persons has the right to acquire within 60 days from August 6, 2010, by the exercise of options.  The information concerning the shareholders is based upon information furnished to the Company by such shareholders. Except as otherwise indicated, all of the shares next to each identified person or group are owned of record and beneficially by such person or each person within such group and such persons have sole voting and investment power with respect thereto.

(2)	Mr. Andrea’s business address is: 65 Orville Drive, Bohemia, New York 11716.

(3)	Includes 12,438 and 3,876 shares owned by Mr. Andrea’s spouse and Mr. Andrea’s daughter, respectively.

The following table sets forth certain information as of August 6, 2010, with respect to the stock ownership of beneficial owners, other than directors and executive officers of the Company, of more than 5% of the Company’s outstanding common:

Name and Address	Shares of Common Stock Owned	Common Stock Equivalents (1)	Percent of Common Stock and Common Stock Equivalents Outstanding (2)

Alpha Capital Anstalt Pradafant 7, Furstentums 9490 Vaduz, Liechtenstein	- (3)	5,722,159 (3)	8.2%
Nickolas W. Edwards 937 Pine Ave, Long Beach, CA 90813	5,390,000 (4)	-	8.5%

____________________________________

(1)
The issuance of shares of common stock upon conversion of the Series C Preferred Stock is limited to that amount which, after giving effect to the conversion, would cause the holder not to beneficially own in excess of 4.99% or, together with other shares beneficially owned during the 60 day period prior to such conversion, not to beneficially own in excess of 9.99% of the outstanding shares of common stock.  The issuance of common stock upon conversion of the Series D Preferred Stock and the related warrants also are limited to that amount which, after given effect to the conversion, would cause the holder not to beneficially own an excess of 4.99% of then outstanding shares of our common stock, except that each holder has a right to terminate such limitation upon 61 days notice to us.

(2)
Percentages with respect to each person or group of persons have been calculated on the basis of 63,721,035 shares of Company common stock, plus the number of shares of Company common stock which such person or groups of persons has the right to acquire within 60 days of the conversion of Series C Preferred Stock and Series D Preferred Stock.

(3)
Based on information filed with the Securities and Exchange Commission in a Schedule 13G (Amendment No. 1) on February 15, 2007.  Common stock ownership of Alpha Capital Anstalt (“Alpha Capital”) is not known as of August 6, 2010.  Based on Company records as of August 6, 2010, Alpha Capital has 3,585,731 common stock equivalents from Series C Preferred Stock, Series D Preferred Stock and related warrants.  See footnote (1) above, for limitations on the conversion of such common stock equivalents.

(4)	Based on information filed with the Securities and Exchange Commission in a Schedule 13G (Amendment No. 1) on October 20, 2006 by Nickolas W. Edwards.

Proposal 1 - Election of Directors

The By-laws of the Company provide that the Board of Directors shall consist of not less than three and not more than ten directors as determined by the Board.  The Board of Directors currently consists of five directors, and the Board has determined that the number of directors to be elected at the annual meeting shall be five.

The persons listed below have been nominated by the Board for election as directors to serve until the next annual meeting of shareholders or until their respective successors have been elected and qualified.

The Board of Directors recommends that you vote “FOR” the election of these nominees.

In case any of these nominees become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

Board Nominees for Election as Directors

Information on director nominees of the Company follows (ages are as of December 31, 2009):

Douglas J. Andrea, age 47, has been Chairman of the Board of Directors since November 2001, a Director of the Company since 1991, Corporate Secretary since 2003 and Chief Executive Officer since January 2005.  He was Co-Chairman and Co-Chief Executive Officer of the Company from November 1998 until August 2001.  He served as Co-President of the Company from November 1992 to November 1998, as Vice President - Engineering of the Company from December 1991 to November 1992, and as Secretary of the Company from 1989 to January 1993.

Mr. Andrea’s extensive experience in the software and communications industry affords the Board valuable insight regarding the business and operation of the Company.  In addition, Mr. Andrea’s extensive background in corporate management provides him a unique and broad-based decision-making capability for the Company.  Mr. Andrea has held various positions within the Company, which has given him knowledge of all aspects of the Company’s business and history, which position him well to continue to serve as a member of the Board.

Gary A. Jones, age 64, has been a Director of the Company since April 1996. He has served as President of Digital Technologies, Inc. since 1994 and was Chief Engineer at Allied Signal Ocean Systems from 1987 to 1994.  From March 1998 to December 2000, Mr. Jones was the Managing Director of Andrea Digital Technologies, Inc, a wholly-owned subsidiary of Andrea Electronics Corporation.

Mr. Jones’s extensive experience in the software and communications industry affords the Board valuable insight regarding the business and operation of the Company.  In addition, Mr. Jones was the Managing Director of a wholly-owned subsidiary of Andrea Electronics, which has given him knowledge of all aspects of the Company’s business and history, which position him well to continue to serve as a member of the Board.

Louis Libin, age 51, has been a Director of the Company since February 2002. He is President of Broad Comm, Inc., a consulting group specializing in advanced television broadcast, interactive TV, Internet Protocol and wireless communications. Prior to his tenure at Broad Comm, Mr. Libin was Chief Technology Officer for NBC, and was responsible for all business and technical matters for satellite, wireless and communication issues for General Electric and NBC. Since 1989, Mr. Libin has represented the United States on satellite and transmission issues at the International Telecommunications Union in Geneva, Switzerland. Mr. Libin is a Senior Member of the Institute of Electrical and Electronic Engineers, and is a member of the National Society of Professional Engineers. Mr. Libin also serves on the boards of directors of several private and not-for profit companies.

Mr. Libin’s extensive experience in the communications industry affords the Board valuable insight regarding the business and operation of the Company.  Mr. Libin’s technical background, as well as his experiences from his other board memberships makes him a valuable asset to continue to serve as a member of the Board.

Joseph J. Migliozzi, age 60, has been a Director of the Company since September 2003.  He is the Executive Vice President of Ionian Management Inc., a Petroleum Shipping, Trading and Distribution company.  Prior to that he was the Engagement Partner at Tatum LLC, an Interim CFO practice.  He has operated his own management consulting firm since 2001.  From 1997 to 2001, Mr. Migliozzi was the Chief Operating and Financial Officer of Voyetra Turtle Beach.  Prior to that, he served in various executive management positions in the electronics manufacturing industries, with both financial and operational responsibilities.  Mr. Migliozzi is a Certified Public Accountant.

Mr. Migliozzi’s accounting, finance and corporate management experience affords the Board valuable insight regarding the business, finances and operation of the Company.  Mr. Migliozzi’s extensive background provides him the distinctive skill set required to continue to serve as a member of the Board.

Jonathan D. Spaet, age 53, has been a Director of the Company since 2003.  He is a Senior Director and heads the Advanced Advertising Group for Viamedia, a Cable Television Advertising Representation company that represents many cable providers including Verizon FiOS and RCN.  Previously, he was Vice-President/General Manager of Advertising Sales for Time Warner Cable in New York City, where he had been since 2008.  Prior to that appointment, he was at Time Warner Cable National Advertising Sales since September 2004, overseeing advertising sales for Time Warner Cable markets around the country.  Previously, he was Vice-President of Sales for Westwood One Radio Networks, managing ad sales for one of the largest radio groups in the country.  From 2002 to 2003, he was the Chief Operating Officer of MEP Media, a company that started a digital cable channel devoted to the music enthusiast.  Prior to MEP, he was President of Ad Sales for USA Networks, supervising ad sales, marketing, research and operations for both USA and Sci-fi, two top-tier cable channels.  Previously, he was President of Ad Sales for About.com.  This followed 15 years at NBC, where Mr. Spaet’s career included a six-year position in NBC Cable and nine years in the NBC Television Stations Group.  Mr. Spaet holds a Bachelor and Masters of Business Administration degrees from New York University and is a member of the National Sales Advisory Board of the Cable Advertising Bureau, and is a member of the Internet Advertising Bureau.

Mr. Spaet’s extensive experience in media sales, marketing, promotion and finance brings the Board valuable insight regarding the business and operation of the Company.  Mr. Spaet’s background in producing, packaging, positioning and experience in the communication industry make him a valuable asset to continue to serve as a member of the Board.

Information about Executive Officers Who Are Not Directors

The following information is provided for the Company’s executive officer who is not also a director:

Corisa L. Guiffre, age 36, has been the Company's Vice President and Chief Financial Officer since June 2003 and Assistant Corporate Secretary since October 2003.  Ms. Guiffre joined the Company in November 1999 and served as Vice President and Controller until June 2003.  Prior to joining the Company, she was a member of the Audit, Tax and Business Advisory divisions at Arthur Andersen LLP.  She is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants and a member of the New York State Society of Certified Public Accountants.

Ms. Guiffre is elected annually and holds office until her successor has been elected and qualified or until she is removed or replaced.

Proposal 2 - Ratification of Appointment of Independent Registered Public Accountants

The Audit Committee of the Board of Directors has appointed Marcum LLP to be the Company’s independent registered public accountants for the fiscal year ending December 31, 2010, subject to the ratification by shareholders.  A representative of Marcum LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of Marcum LLP is not approved by the shareholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Marcum LLP as the independent registered public accountants of the Company.

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2009 and 2008 by Marcum LLP:

Marcum LLP	2009	2008
Audit Fees	$ 125,520	$ 136,505
Audit-related fees	$ -	$ -
Tax fees	$ -	$ -
All other fees	$ -	$ -

Pre-Approval of Services by the Independent Registered Public Accountants

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s independent registered public accountants.  The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services.  The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members.  The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting.  The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

During the years ended December 31, 2009 and 2008, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Proposal 3 – Stockholder Proposal Regarding the Separation of the Roles of Chairman and Chief Executive Officer

Alpha Capital Anstalt, c/o: Grushko & Mittman P.C., 551 5th Avenue, Suite 1601, New York, New York 10176, the owner of 125,468 Shares of Common Stock has advised the company that it intends to propose a resolution at the Annual Meeting.  The proposed resolution and the statement in support are set forth below.

Resolved: The shareholders of Andrea Electronics Corporation (“the Company”) request that our Board establish a policy (to be firmly specified in our charter or bylaws if feasible) of separating the roles of our Chief Executive Officer (“CEO”) and Board Chairman, so that an independent director who is not serving as an executive officer of our Company, serve as our Chairman whenever possible.  Currently, Douglas J. Andrea is both the Chairman of the Board and the Chief Executive Officer of Andrea Electronics Corporation.

This proposal shall be made to apply at such time as it would not cause to be breached any contractual obligations in effect at the time of the 2010 shareholder meeting.

Supporting Statement

This proposal gives our company an opportunity to follow Securities and Exchange Commission Staff Legal Bulletin 14C to cure a Chairman’s non-independence.  This proposal shall not apply to the extent that compliance would necessarily breach any contractual obligations in effect at the time of the 2010 shareholder meeting.

The primary purpose of a Chairman and Board of Directors is to protect shareholders’ interests by providing independent oversight of management, including oversight and management of our Chief Executive Officer.  Separating the roles of CEO and Chairman can promote greater management accountability to shareholders and lead to a more objective evaluation of our CEO.

A number of respected institutions recommend such separation.  CalPER’s Corporate Core Principles and Guidelines state: “the independence of a majority of the Board is not enough” and that “The leadership of the board must embrace independence, and it must ultimately change the way in which directors interact with management.”

An independent board structure will also help the board address the economic stagnation faced by our company over the last several years.  Management has had insignificant impact on improving shareholder value over the last several fiscal years.  An independent Chairman of the Board would have a greater incentive to pursue improving shareholder value even at the expense of entrenched management.

In order to ensure that our Board can provide the proper strategic direction for our Company with independence and accountability, we urge a vote FOR this resolution.

Position of the Board of Directors

The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

The Board has considered this proposal and believes its adoption is unnecessary and not in the best interests of the Corporation and its stockholders.

Our bylaws and Corporate Governance Policy already permit the roles of Chairman and Chief Executive Officer to be filled by different individuals.  The Board has the ability to decide, each time it selects a Chairman and Chief Executive Officer, whether the roles should be combined or separate, based upon our needs at that time.  Currently, the Board believes that we are best served by having Mr. Andrea assume both responsibilities.

Our Chief Executive Officer is the director most familiar with the Company’s business and industry and is best suited to lead discussions on important matters affecting the business of the Company.  Combining the Chief Executive Officer and Chairman positions creates a firm link between the Company’s management and the Board and promotes the development and implementation of sound corporate strategy.The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction.  All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders.  Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company.

The Board strongly believes that the decision of who should serve in these roles, and whether the roles should be combined, is the responsibility of the Board.  The decision should not be dictated by abstract, philosophical considerations that assume all corporations are the same, that are disputed by corporate governance experts and can cause more harm than good.

The Board believes that there is already substantial independent oversight of management:

•
We have a substantial majority of independent directors.  Four out of the five director nominees are independent as defined by the Nasdaq listing standards.  Only one of our director nominees is deemed not independent, Mr. Andrea.

•	Our key committees are composed of independent directors. The Audit, Compensation and Nomination and Governance Committees are each composed solely of independent directors.

•
Our independent directors meet in executive session and we have a lead director.  Our independent directors meet in executive session at least annually without the presence of management.  Mr. Libin currently serves as lead director during the executive sessions.

The Board’s current leadership structure is consistent with practice at a majority of U.S. companies.  American companies have historically followed a model in which the chief executive officer also serves as chairman of the board.  This model has succeeded because it makes clear that the chief executive officer and chairman is responsible for managing the corporation’s business, under the oversight and review of its board.  This structure also enables the chief executive officer to act as a bridge between management and the board, helping both to act with a common purpose.  According to www.spencerstuart.com, in 2009, 63% of the boards of directors at S&P 500 companies had a combined chairman and chief executive officer.

In summary, the Board opposes this proposal because it eliminates the Board’s ability to exercise its business judgment and select a chairman based on our particular needs at such time and because the Board believes we already receive substantial oversight from our independent directors.

Accordingly, the Board of Directors recommends that you vote AGAINST this proposal.

Executive Compensation

Summary Compensation Table for the 2009 and 2008 Fiscal Years

The following table sets forth information for the last two fiscal years relating to compensation earned by each person who served as chief executive officer and the other most highly compensated executive officers whose total compensation was over $100,000 during the year ended December 31, 2009 and 2008.

Name and Principal Position	Year	Salary	Bonus	Stock Options (1)	Total

Douglas J. Andrea, Chairman of the	2009	$317,708	$13,487	$110,000	$441,195
Board, Chief Executive Officer, and Corporate Secretary	2008	304,876	-	120,000	424,876

Corisa L. Guiffre, Vice President,	2009	$133,479	$-	$22,000	$155,479
Chief Financial Officer and Assistant Corporate Secretary	2008	133,633	-	20,000	153,633
____________________________________

(1)
Reflects the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718 “Compensation – Stock Compensation” (“ASC 718”) for the following stock option grants: 1) 1,000,000 and 200,000 options in 2009 for Mr. Andrea and Ms. Guiffre, respectively, based upon a fair value of each option of $0.11 using the Black-Scholes option pricing model (the weighted average assumptions used in the valuation of the options were as follows: dividend yield, 0%; expected volatility, 164%; risk-free rate, 2.91%; and expected life in years of 6 years);and  2) 3,000,000 and 500,000 options in 2008 for Mr. Andrea and Ms. Guiffre, respectively, based upon a fair value of each option of $0.04 using the Black-Scholes option pricing model (the weighted average assumptions used in the valuation of the options were as follows: dividend yield, 0%; expected volatility, 101%; risk-free rate, 4.17%; and expected life in years of 6 years).

Outstanding Equity Awards at December 31, 2009

The following table provides information concerning unexercised options for each named executive officer outstanding as of December 31, 2009.  None of the named executive officers had stock awards that have not vested or unearned equity incentive plan awards at December 31, 2009.

Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($/share)	Option expiration date

Douglas J. Andrea	75,000	-	$ 6.875	4-14-2010
	50,000	-	$ 6.000	8-01-2010
	250,000	-	$ 0.690	1-31-2012
	400,000	-	$ 0.130	6-14-2014
	250,000	-	$ 0.100	8-04-2014
	250,000	-	$ 0.040	8-04-2015
	600,000	-	$ 0.050	8-10-2015
	1,000,000	-	$ 0.120	11-02-2016
	1,000,000	-	$ 0.120	11-16-2016
	666,000	334,000 (1)	$ 0.110	9-12-2017
	666,000	1,334,000 (2)	$ 0.040	8-18-2018
	-	1,000,000 (3)	$ 0.040	8-18-2018
	-	1,000,000 (3)	$ 0.110	7-24-2019

Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($/share)	Option expiration date
Corisa L. Guiffre	10,000	-	$ 6.875	4-14-2010
	10,000	-	$ 6.000	8-01-2010
	10,000	-	$ 1.780	3-19-2011
	25,000	-	$ 0.690	1-31-2012
	250,000	-	$ 0.050	8-10-2015
	400,000	-	$ 0.120	11-16-2016
	233,100	116,900 (1)	$ 0.110	9-12-2017
	166,500	333,500 (4)	$ 0.040	8-18-2018
	-	200,000 (5)	$ 0.110	7-24-2019

____________________________________
(1)
The stock options vest 33.3% from and after the first anniversary of the Date of Grant, 33.3% from and after the second anniversary of the Date of Grant and 33.4% from and after the third anniversary of the Date of Grant, which was September 12, 2007.

(2)	The stock options vest 33.3% from and after August 1, 2009, 33.3% from and after August 1, 2010 and 33.4% from and after August 1, 2011.

(3)	The stock options vest 33.3% from and after August 1, 2010, 33.3% from and after August 1, 2011 and 33.4% from and after August 1, 2012.

(4)
The stock options vest 33.3% from and after the first anniversary of the Date of Grant, 33.3% from and after the second anniversary of the Date of Grant and 33.4% from and after the third anniversary of the Date of Grant, which was August 18, 2008.

(5)
The stock options vest 33.3% from and after the first anniversary of the Date of Grant, 33.3% from and after the second anniversary of the Date of Grant and 33.4% from and after the third anniversary of the Date of Grant, which was July 24, 2009.

Employment Agreement

In July 2010, the Company entered into an employment agreement with the Chairman of the Board, Douglas J. Andrea.  The effective date of the employment agreement was August 1, 2010 and expires July 31, 2012 and is subject to renewal as approved by the Compensation Committee of the Board of Directors.  Pursuant to his employment agreement, Mr. Andrea will receive an annual base salary of $337,500 through July 31, 2011 and for the period of August 1, 2011 through July 31, 2012 Mr. Andrea will receive an annual base salary of $350,000.  The employment agreement provides for quarterly bonuses equal to 25% of the Company’s pre-bonus net after tax quarterly earnings in excess of $25,000 for a total quarterly bonus amount not to exceed $12,500; and annual bonuses equal to 10% of the Company’s annual pre-bonus net after tax earnings in excess of $300,000.  Adjustments to net after tax earnings shall be made to remove the impact of change in recognition of accumulated deferred tax asset value.  All bonuses shall be payable as soon as the Company’s cash flow permits.  All bonus determinations or any additional bonus in excess of the above will be made in the sole discretion of the Compensation Committee. The employment agreement also provides for the grant of 1,000,000 stock options to Mr. Andrea on August 1, 2010. In addition, an additional 1,000,000 stock options will be granted to Mr. Andrea on August 1, 2011. The stock options will vest ratably over a 3-year period, 33.3% on each August 1 following the August 1, 2010.  Mr. Andrea is also entitled to a change in control payment equal to two times his salary with continuation of health and medical benefits for two years in the event of a change in control.

Other Potential Post-Termination Benefits

Payments Made Upon Termination Without Cause or Resignation with the Company’s Consent.  If Mr. Andrea’s employment is terminated by the Company without cause or he resigns with the Company’s consent, the Company must pay Mr. Andrea a severance payment equal to six months of Mr. Andrea’s most recent base salary, as defined in the employment agreement, plus the six months prorated portion of Mr. Andrea’s most recent annual and quarterly bonuses, and in addition, the Company must arrange and pay for continuation of health insurance coverage for Mr. Andrea, and his spouse and dependents for a period of 12 months from the date of termination and must, for a period of 18 months from the expiration of such six month period, provide COBRA continuation coverage to Mr. Andrea.

Payments Made Upon a Change in Control.  If the Company materially changes Mr. Andrea’s position or terminates Mr. Andrea’s employment within the term of the employment agreement or 12 months after the term of the employment agreement and following a change in control, as defined in the employment agreement, then the Company must provide Mr. Andrea a sum equal to two years of Mr. Andrea’s most recent base salary plus a pro rated portion of Mr. Andrea’s most recent annual and four quarterly bonuses paid immediately preceding the change of control, continuation for two years of health and medical benefits coverage and, for a period of 18 months from the expiration of such two year period, provide COBRA continuation coverage, if available, to Mr. Andrea.  All stock options, whether then vested or unvested, shall vest and/or become exercisable.

The Company has entered into a change in control agreement with Ms. Guiffre. The change in control agreement provides Ms. Guiffre with a severance benefit upon termination in connection with a change in control (as defined in the agreement).  If Ms. Guiffre is terminated following a change in control, the Company will pay Ms. Guiffre a sum equal to three times Ms. Guiffre’s average annual compensation for the five preceding taxable years.  All restrictions on any restricted stock will lapse immediately and incentive stock options and stock appreciation rights, if any, will become immediately exercisable in the event of a change in control. Upon the occurrence of a change in control followed by Ms. Guiffre’s termination of employment, the Company will cause to be continued life, medical, dental and disability coverage. Such coverage and payments shall cease upon the expiration of 36 full calendar months following the date of termination.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and persons who beneficially own more than ten percent of the Company's common stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock in the Company. Officers, directors and greater-than-ten percent shareholders are also required to furnish the Company with copies of all Section 16(a) reports they file.  Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the year ended December 31, 2009 and Forms 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2009, and written representations provided to the Company from the individuals required to filed reports, the Company believes that each of the individuals required to file reports complied with applicable reporting requirements for transactions in the Company’s common stock during the year ended December 31, 2009.

Submission of Business Proposals and Shareholder Nominations

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than April 22, 2011.  If next year’s annual meeting is held on a date more than 30 calendar days from September 22, 2011, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting.  Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s By-laws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must give written notice of such nominations and/or proposals to the Secretary not less than 90 days prior to the date of the annual meeting.  A copy of the By-laws may be obtained from the Company.

Shareholder Communications

The Company encourages shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Corisa L. Guiffre; Chief Financial Officer, Andrea Electronics Corporation at 65 Orville Drive, Bohemia, NY 11716.  Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee.  All other communications should be sent to the attention of the Chairman of the Nomination and Governance Committee.

Miscellaneous

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors and the cost of this solicitation is being paid by the Company.  In addition to the use of mail, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost.  Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company’s stock.

A copy of the Company’s Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission has been mailed to persons who were shareholders as of the close of business on August 6, 2010.  Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Bohemia, New York
August 20, 2010

You are cordially invited to attend the Annual Meeting in person.  Whether or not you plan to attend the annual meeting, you are requested to sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

ANNUAL MEETING OF SHAREHOLDERS

OF

ANDREA ELECTRONICS CORPORATION

3:00 P.M.

SEPTEMBER 22, 2010

HOLIDAY INN RONKONKOMA
3845 VETERANS MEMORIAL HIGHWAY
RONKONKOMA, NEW YORK 11779

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANDREA ELECTRONICS CORPORATION

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby appoints Douglas J. Andrea and Corisa L. Guiffre, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to represent and vote as directed on the reverse hereof, all of the common stock of Andrea Electronics Corporation held of record by the undersigned at the close of business on August 6, 2010 at the Annual Meeting of Shareholders of Andrea Electronics Corporation on September 22, 2010 at 3:00 p.m., and any adjournments or postponements thereof.

(Continued, and to be marked, dated and signed as instructed on the other side)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY – (continued from reverse side)
Please mark your votes like this	X
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED AND THE PROXY IS SIGNED AND DATED,
WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND “AGAINST” PROPOSAL 3.  THE PROXY IS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANDREA ELECTRONICS CORPORATION.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDERS’ MEETINGTO BE HELD ON SEPTEMBER 22, 2010

This proxy statement and the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange
Commission, are available at http://www.andreaelectronics.com/Corporate/annual_report.htm.

1. To elect the following Directors:	FOR	WITHHOLD AUTHORITY	2.	To ratify the selection of Marcum LLP as the Company’s independent registered public accountants for the year ending December 31, 2010.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	☐	☐
Douglas J. Andrea Gary A. Jones Louis Libin Joseph J. Migliozzi Jonathan D. Spaet			3.	Shareholder proposal to have the board separate the roles of Chairman and Chief Executive Officer.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name above)

In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof .
COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature ___________________________  Signature __________________________  Date ________
NOTE:  Please sign exactly as name appears hereon.  When shares are held by joint owner, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.